                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report, dated March 28, 2000 included in U.S. Plastic Lumber Corp.'s Form 10-KSB for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

West Palm Beach, Florida,
   June 27, 2001